                                                           EXHIBIT 10.22

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                       MARKETING AND MEMBERSHIP AGREEMENT


         This Marketing and Membership Agreement (the "AGREEMENT") is effective as of June 8, 2000 (the "EFFECTIVE DATE"), by and between Student Advantage, Inc., a Delaware corporation (the "COMPANY"), and AT&T Corp., a New York corporation ("AT&T").

         WHEREAS, Student Advantage LLC, a subsidiary of the Company, and AT&T are parties to a Marketing Agreement, effective February 1, 1998 (as amended, the "MARKETING AGREEMENT"), and Student Advantage LLC and AT&T Communications, Inc. are parties to an Agreement dated February 1, 1997 (as amended, the "MEMBERSHIP AGREEMENT"); and

         WHEREAS, the Parties have differed with respect to certain terms and conditions of the Membership Agreement and the Marketing Agreement; and

         WHEREAS, the Parties desire to amend and restate the Marketing Agreement and the Membership Agreement in their entirety; and

         WHEREAS, the Parties desire to resolve with finality any differences of opinion concerning the Marketing Agreement and the Membership Agreement, and propose to do so by executing, simultaneously with this Agreement, mutual Releases in the forms attached hereto respectively as EXHIBITS A AND B;

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the Company and AT&T hereby agree as follows:

1.       DEFINITIONS

         For purposes of this Agreement, the following terms shall have the meanings ascribed to them below:

         1.1 "ACUS PROGRAM" means the AT&T College and University Systems program whereby a college or university purchases AT&T Services from AT&T and resells such services to its college or university students.

         1.2 "AT&T DIRECT BILLED CALLING CARD" or "DBC CARD" means an account provided to a customer by AT&T that permits such customer to make local, intraLATA toll, domestic long distance and international telecommunications calls that will be directly billed to the customer, and such account number is printed on an AT&T branded or co-branded card.

         1.3 "AT&T SERVICES" means: (i) interstate and/or intrastate, interexchange or intraexchange, interLATA and/or intraLATA telecommunications services provided by AT&T which originate and/or terminate in the United States (including Puerto Rico and the Virgin


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

Islands); (ii) interstate and/or intrastate interlata cellular telecommunications services provided by AT&T which originate and/or terminate in the United States; (iii) telecommunications services provided by AT&T between the United States and international locations (hereinafter referred to as "International"); (iv) AT&T Long Distance Certificates; (v) Internet access; or
(vi) multichannel video programming (e.g., direct broadcast satellite services, cable TV services, or MMDS services). Such AT&T Services may be subject to either (i) Title I or Title II jurisdiction of the Federal Communications Commission ("FCC") or (ii) the jurisdiction of one or more State Public Utilities Commissions ("PUC"). For purposes of this Agreement, "LATA" shall have the same meaning as that term is defined in UNITED STATES V. WESTERN ELECTRIC CO., 569 F. Supp. 990 (D.D.C. 1983).

         1.4 "AT&T/STUDENT ADVANTAGE MEMBERSHIP CARD" means a (i) 1999-2000 co-logoed Card or (ii) a 2000-2001 Student Advantage Membership Card containing "compliments of AT&T" as represented in EXHIBIT 1.6 hereto.

         1.5 "AT&T/STUDENT ADVANTAGE PROGRAM" means the Student Advantage Program, represented by the AT&T/Student Advantage Membership Card, which permits College Students who are AT&T customers to obtain, at no charge, various benefits from local and national merchants in the form of goods, services and/or discounts thereon, which benefits shall be made available in the same manner as those made available under the Student Advantage Program generally. The Company represents and warrants that the goods and/or services and/or discounts comprising the Student Advantage Program and the AT&T/Student Advantage Program are substantially the same as the other, with the exception of limited-time offers used primarily to drive member acquisition and, as such, members of both shall receive substantially the same benefits. However, Company agrees to use its best efforts not to engage in any type of promotional or marketing activities in connection with the AT&T/Student Advantage Program with any company or business entity primarily engaged in the selling of certain products that have the potential to harm the reputation and goodwill of AT&T, including, but not limited to, telecommunications, tobacco, liquor and pornography; provided, however, convenience stores and similar businesses which sell a large variety of products, including the above, are typically excluded from the restrictions in this Section 1.5.

         1.6 "CAMPUS CARD" means an account provided to a customer by AT&T that permits such customer to make local, intraLATA toll, domestic long distance and International telecommunications calls that will be directly billed to the customer, and such account number is printed on a college or university identification card.

         1.7 "COLLEGE STUDENT" means any individual enrolled either on a part-time or full-time basis in any undergraduate, graduate or professional college in the United States.

         1.8 "COMPANY MEMBER" means the high school or College Student participating in the Student Advantage Program.

         1.9 "SA NETWORK" means the network of web sites on the Internet owned or operated by Company which includes but is not limited to studentadvantage.com, uwire.com, review.com and fansonly.com.


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                                        2

         1.10 "INFORMATION" includes marketing philosophies and objectives, competitive advantages and disadvantages, customer statistics, financial information and results, and any other information of either Party that the Party may consider confidential and/or proprietary.

         1.11 "MEMBER" means those customers of AT&T participating in the Company Offer (as defined below).

         1.12 "MERCHANT" means a third-party provider of products or services that has agreed to offer discounts or any other promotion to Members or Company Members through the AT&T/Student Advantage Program or the Student Advantage Program, respectively. The Company represents and warrants that the goods and/or services and/or discounts comprising the Student Advantage Program and the AT&T/Student Advantage Program are substantially the same as the other, with the exception of limited-time offers used primarily to drive member acquisition and as such, a members of both shall receive substantially the same benefits. However, Company agrees to use its best efforts not to engage in any type of promotional or marketing activities in connection with the AT&T/Student Advantage Program with any company or business entity primarily engaged in the selling of certain products that have the potential to harm the reputation and goodwill of AT&T, including, but not limited to, telecommunications, tobacco, liquor and pornography; provided, however, convenience stores and similar businesses which sell a large variety of products, including the above, are typically excluded from the restrictions contained in this Section 1.12. In addition, Company shall be directly responsible for any Merchant's failure to fulfill a Merchant discount. Should any Member be unsatisfied with any product, service and/or discount in connection with the AT&T/Student Advantage Program, such Member may contact Company directly via the toll-free telephone number established and maintained by Company, and Company shall use its best efforts to remedy the complaint of the Member. The toll free telephone number for this purpose shall be distributed to Members in the Fulfillment Kit.

         1.13 "PARTY" refers to (i) AT&T or (ii) the Company, individually; and "PARTIES" refers to the Company and AT&T, collectively.

         1.14 "STUDENT ADVANTAGE PROGRAM" means that certain savings/discount program marketed primarily to students by the Company and which is represented by a Company membership card (the "STUDENT ADVANTAGE MEMBERSHIP CARD") and which from time to time includes a subscription for one or more issues of SAM - Student Advantage Magazine.

         1.15 "FREE ISP SERVICE" means Internet access provided without charge, for the duration of the end users' subscription term.


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                                       3

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

2.       COMMERCE, MEDIA AND MEMBERSHIPS

         2.1 BOUNTY FEES.

         (a) Not later than October 1, 2000, the Company shall develop and create an AT&T telecommunications center to be located at the SA Network (the "Center") for the purpose of promoting the sale of AT&T Services, including AT&T long distance services and calling plans, AT&T wireless services, and any other AT&T products and services AT&T wishes to include, at AT&T's sole discretion (collectively, the "AT&T Bounty Products"). The SA Network will contain a hypertext link to a web site or web sites as determined by AT&T. The appearance and integration of the Center in the SA Network will be at the complete discretion of the Company; however, the integration of AT&T Bounty Products into the Center, and any marketing initiatives developed solely for the purpose of promoting the AT&T Bounty Products under this Section 2.1, will be subject to the prior approval rights of AT&T and will conform to Section 7 hereof, such approval not to be unreasonably withheld.

         (b) AT&T agrees to pay to the Company certain fees for promotion of the AT&T Bounty Products (the "Bounty Fees") in accordance with the terms and conditions of the agreements to be executed pursuant to Section 2.1(c) below. The initial Bounty Fees paid to Company by AT&T will be those offered through LinkShare, a third party-provider of services in connection with the payment of bounties for the AT&T Bounty Products ("LinkShare"). However, the Parties will review the Bounty Fees within 90 days of the Effective Date to determine if such Bounty Fees are at a competitive rate. For purposes of this market analysis, the Parties will include a review of the bounty schedule set forth on Exhibit A of that certain Promotion, Distribution and License Agreement between AT&T and edu.com dated September 1, 1999. In the event the Parties mutually agree that the Bounty Fees are not at a competitive rate, they will negotiate in good faith an adjustment to the Bounty Fees.

         (c) Not later than 30 days after the Effective Date, the Parties will enter into a standard set of agreements concerning the Bounty Fees that AT&T will pay Company pursuant to this Section 2.1, including:

                  (i) a standard agreement with LinkShare, in a form substantially similar to the one provided to the Company, and a standard on-line agreement with AT&T specifying the amount of, and other terms and conditions regarding, Bounty Fees for AT&T long distance services and AT&T wireless services; and

                  (ii) a standard agreement with AT&T specifying the amount of, and other terms and conditions regarding, Bounty Fees for AT&T WorldNet services.

         (d) Notwithstanding the foregoing, the aggregate amount of Bounty Fees payable by AT&T to the Company during any twelve month period under this Section
2.4 shall not exceed $[**] in total.


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                                       4

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

         2.2 MEDIA.

         (a) AT&T agrees to purchase and utilize not less than $[**] of media inventory from the Company between June 1, 2000, and December 31, 2000 ("Fall"), and not less than $[**] of media inventory from the Company between January 1, 2001, and May 31, 2001 ("Spring"). Prior to July 1, 2000, for Fall media, and prior to November 1, 2000, for Spring media, AT&T will submit to the Company a list of a subset of the media properties (the "Media Buy") listed on EXHIBIT 2.2(A) attached hereto, which AT&T will purchase in the Fall and the Spring, respectively. The Company represents that the rates offered to AT&T in EXHIBIT 2.2(A) are based on the rate card offered to the Company's customers generally; provided, however, the Parties acknowledge that the Company offers discounts to its customers from time to time. If the Company substantially changes its rate card, the Company will accordingly reduce (but not increase) the rates charged to AT&T under Exhibit 2.2(a), as of the date of the change. The Media Buy purchased by AT&T shall be used to advertise AT&T Services, including promotions and web sites, in accordance with the Company's media insertion specifications set forth in EXHIBIT 2.2(A) attached hereto.

         (b) AT&T shall pay for the Media Buy to be provided under this Section
2.2 in accordance with the rates set forth on EXHIBIT 2.2(A) attached hereto. AT&T shall make (i) four monthly payments of $[**] each to the Company on June 15, 2000, July 1, 2000, August 1, 2000, and September 1, 2000, respectively, against which Media Buy purchased by AT&T in the Fall shall be credited; and
(ii) four monthly payments in the amount of $[**] each beginning on January 1, 2001, and ending on April 1, 2001, against which Media Buy purchased by AT&T in the Spring shall be credited (each of (i) and (ii) referred to as a "Minimum Amount"). In the event that AT&T does not purchase the Minimum Amount of the Media Buy from the Company during Fall or Spring, the Company shall retain any excess amounts previously paid to the Company by AT&T under this Section 2.2(b) for the respective period; provided, however, that if the Company cannot (for any reason) provide the necessary media inventory to allow AT&T to purchase the Minimum Amount during Fall or Spring, the Company shall provide AT&T with a credit for the difference between the Minimum Amount and actual amount purchased by AT&T (a "Credit"). The Credit shall be used by AT&T to purchase media inventory in the following semester. Media inventory provided by the Company in excess of the Minimum Amounts (including any purchased under Section 2.5 below), if any, shall be paid for in accordance with the terms set forth in the Company's standard form of media insertion agreement to be executed by the Company and AT&T, as necessary.

         (c) Media placement services provided by the Company through which the Company places media on behalf of AT&T into media properties that are not owned or controlled by the Company, including without limitation, college newspapers, shall not be considered a Media Buy for purposes of the Minimum Amount commitments set forth in Section 2.2(a) hereof.


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                                       5

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

         (d) Sales and activations of AT&T Services generated from the media inventory purchased by AT&T under this Section 2.2 shall not be subject to Bounty Fees under Section 2.1 hereof.

         2.3 EVENT STAFFING, MANAGEMENT, AND EXECUTION.

         (a) During the period beginning on June 1, 2000 and ending on December 31, 2000, the Company will provide to AT&T event staffing (including on-site management and related expenses such as travel and training), management, and execution services at the per-unit rates applicable to the example events set forth in EXHIBIT 2.3(A) attached hereto, for the primary purpose of increasing activation of the ACUS Program (the "ACUS Staffing"). Within five business days after the Effective Date, the Parties will arrive at an execution plan for provision of these services. ACUS Staffing shall not include the supply of AT&T marketing materials, collateral, or other premiums, which shall be provided by AT&T, in its discretion.

         (b) During the period beginning on June 1, 2000 and ending on December 31, 2000, the Company will provide to AT&T event staffing (including on-site management and related expenses such as travel and training), management, and execution services at the per-unit rates applicable to the example events set forth in EXHIBIT 2.3(B) attached hereto for the primary purpose of promoting the enrollment in and use of the Campus Card Program (the "Campus Card Staffing"). Within five business days after the Effective Date, the Parties will arrive at an execution plan for the provision of these services.

         (c) During the period beginning on June 1, 2000 and ending on December 31, 2000, the Company will provide to AT&T event staffing services (including on-site management and related expenses such as travel and training), management, and execution services on terms and conditions substantially consistent with the examples set forth in EXHIBITS 2.3(A) AND 2.3(B) attached hereto, for the primary purpose of promoting AT&T Services at campuses other than ACUS and Campus Card campuses (the "Rest of World Staffing"), provided, however, that no more than $[**] of the spending by AT&T under this Section 2.3 shall be on account of Rest of World Staffing. The Parties recognize that time and advance planning is required for the successful completion of Rest of World Staffing; accordingly AT&T shall give the Company notice at least 45 days in advance of its intention to request Rest of World Staffing, and the Parties will mutually agree upon the exact terms and conditions of such services, provided that the execution of such services is completed no later than December 31, 2000.

         (d) The ACUS Staffing, Campus Card Staffing, and Rest of World Staffing shall be referred to collectively herein as the "Fall Promotions." During the period beginning on January 1, 2001, and ending on May 31, 2001, the Company will provide to AT&T event staffing, management, and execution services substantially similar to the Fall Promotions (the "Spring Promotion") at the per-unit rates applicable to the examples set forth in EXHIBITS 2.3(A) and 2.3(B) attached hereto. The Parties will, no later than November 15, 2000, agree upon a plan for the execution of the Spring Promotion.


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                                       6

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

         (e) AT&T shall pay for the Fall Promotions and the Spring Promotion in accordance with the per-unit rates applicable to the examples set forth on EXHIBITS 2.3(A) and 2.3(B) attached hereto. AT&T shall make four monthly payments of $[**] each to the Company for the Fall Promotions, respectively, on June 15, 2000, July 1, 2000, August 1, 2000, and September 1, 2000. AT&T shall make two monthly payments of $[**] each to the Company for the Spring Promotion, respectively, on January 1, 2001, and February 1, 2001. In the event that AT&T does not utilize at least (i) $[**] for the Fall Promotions and (ii) $[**] for the Spring Promotion (each a "Staffing Minimum") of event staffing, management, and execution services from the Company between June 1, 2000, and December 31, 2000, and between January 1, 2001, and May 31, 2001, respectively, the Company shall retain any amounts previously paid to the Company by AT&T under this
Section 2.3 for the respective periods, subject to Section 4.3, if applicable. Event staffing, management, and execution services to be performed by the Company in excess of the Staffing Minimum (including any performed pursuant to Section 2.5 below) shall be paid for upon terms and conditions (including rates) to be mutually agreed upon between the Company and AT&T.

         (f) The Company will not contract with a third party for the performance of the event staffing, management, and execution services to be provided by the Company under this Section 2.3. Notwithstanding the foregoing, the Company may hire temporary employees for whom it will be responsible. The Company will not permit the participation of any sponsor other than AT&T or Merchants participating in the Student Advantage Program in the event staffing, management, and execution services to be provided by the Company under this
Section 2.3 without AT&T's prior written approval.

         2.4 AT&T/STUDENT ADVANTAGE PROGRAM MEMBERSHIPS.

         (a) AT&T agrees to purchase a minimum of 900,000 AT&T/Student Advantage Program memberships, valid for the 2000-2001 academic year, which the Company will distribute to College Students without charge at the direction of AT&T. AT&T will purchase and direct the distribution of 600,000 of the memberships between August 1, 2000, and December 31, 2000 ("Fall Memberships") for $[**] each, and will purchase and direct the distribution of an additional 300,000 of the memberships between January 1, 2001, and May 31, 2001 ("Spring Memberships") for $[**] each. The total amount of each of the Fall Memberships and the Spring Memberships shall be defined as a "Membership Minimum." AT&T will pay a total of $[**] million under this Section 2.4(a) for both of the Membership Minimums. AT&T will use the memberships purchased pursuant to this provision in connection with the sale, activation, or use of AT&T Services, in consultation with the Company. AT&T will use its reasonable best efforts to use the memberships purchased pursuant to this Section 2.4(a) with respect to ACUS Program, Campus Card, and DBC Card renewal accounts. Except as specifically set forth in Section 3.4, AT&T has no obligation to pay for mailing or other fulfillment required to distribute the memberships purchased pursuant to this Agreement.


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                                       7

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

         (b) To pay for the Fall Memberships, AT&T shall make four monthly payments of $[**] each to the Company, respectively, on June 15, 2000, July 1, 2000, August 1, 2000, and September 1, 2000; and to pay for the Spring Memberships, AT&T shall make four monthly payments of $[**] each to the Company, respectively, on January 1, 2001, February 1, 2001, March 1, 2001, and April 1, 2001. Except for the memberships purchased pursuant to Section 3.4 below, AT&T shall pay to the Company $[**] for each AT&T/Student Advantage Program membership purchased by AT&T in excess of the Membership Minimums. The Company shall invoice AT&T on a monthly basis for memberships purchased by AT&T in excess of Membership Minimums (including any purchased under Section 2.5 below), and AT&T shall make payment to the Company within 30 days of its receipt of each such invoice.

         (c) In the event that AT&T does not purchase the Membership Minimum during either period, the Company shall retain any excess amounts previously paid or owed to the Company by AT&T under this Section 2.4 for that period. The Company and AT&T shall mutually agree upon the terms of any additional distribution of AT&T/Student Advantage Membership Cards by AT&T.

         (d) AT&T, in its sole discretion, may request that the Company continue to provide AT&T with AT&T/Student Advantage memberships for distribution during the period May 31, 2001, through May 31, 2002, on substantially similar terms as are set forth in this Section 2.4, provided that the Company receives written notice of such request from AT&T prior to March 1, 2001.

         2.5 ADDITIONAL DISCRETIONARY SPENDING BY AT&T. On or after January 1, 2001, AT&T will spend an additional sum of $[**] for additional AT&T/Student Advantage Program memberships, event staffing, management, and execution services, or media products and services of the Company. AT&T shall pay for the Company's memberships, products or services pursuant to this Section 2.5 in four monthly payments of $[**] each beginning on January 1, 2001, and ending on April 1, 2001. AT&T will give notice to Company of its intentions under this Section
2.5 no later than November 15, 2000.

3.       PRIOR AGREEMENTS

         3.1 The Parties will co-operate to manage the third-party promotion process of the AT&T/Student Advantage Program for the purposes of reducing the number of applications for DBC Cards generated by such efforts to the extent commercially practicable. AT&T retains the right to review all such applications for DBC Card, and to approve or reject the same consistent with general AT&T practices. In connection with its obligations under this Section 3.1, within 30 days of the Effective Date the Company shall adopt a communication plan, subject to review and approval by AT&T, which at a minimum will require the Company to
(i) terminate the promotion of the "free from AT&T AT&T/Student Advantage membership" offer through the fastweb.com web site as promptly as practicable, but in no event later than June 1, 2000; and (ii) complete notification of all of its partners and sponsors, no later than [**], of the


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                                       8

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Company's [**] the "free from AT&T AT&T/Student Advantage membership" program effective [**] and request [**] of promotional efforts by such parties no later than [**].

         3.2 Except as provided in this Section 3, the Marketing Agreement is hereby terminated in its entirety, and the Marketing Agreement shall have no further force or effect.

         3.3 Except as provided in this Section 3, the Membership Agreement is hereby terminated in its entirety, and the Membership Agreement shall have no further force or effect.

         3.4 AT&T shall pay the Company a fixed sum of $[**] million with respect to the 2000-2001 AT&T/Student Advantage Program memberships issued, or for which applications have been taken or will be taken, under the Marketing Agreement or Membership Agreement for the period beginning May 8, 2000, through July 31, 2000. AT&T will have no obligation to pay for 1999-2000 AT&T/Student Advantage Program memberships issued on or after May 8, 2000, if any. In addition, AT&T will have no further obligations to pay the Company for DBC Card applications taken on or after May 8, 2000. Notwithstanding the foregoing, AT&T will continue to reimburse SA for the $[**] cents per card fulfillment costs for any 1999-2000 AT&T/Student Advantage memberships issued after May 7, 2000. In addition, the Parties have reached a mutually agreeable financial reconciliation in the amount of $[**], which represents all monies that AT&T owes to the Company associated with the performance of the Company's obligations under the Marketing Agreement and the Membership Agreement with respect to the period prior to May 8, 2000, including applications and memberships that are in the process of being fulfilled, and Campus Card activity executed or completed prior to June 1, 2000. AT&T will make the payments under this Section 3.4 to the Company within 30 days of the Effective Date. The Parties acknowledge that AT&T has paid $[**] as a prepayment under the Marketing Agreement (Invoice No. 43), which amount shall be credited towards payments due under this Agreement. Except as set forth in this Agreement, AT&T shall have no further obligations or liabilities to make payments to the Company under the Marketing Agreement, the Membership Agreement, or otherwise.

         3.5 Notwithstanding anything to the contrary contained herein, the Company will be permitted to enroll any current or future Member (upon expiration of the Company Offer) under the AT&T/Student Advantage Program into the Student Advantage Program as a Company Member at no expense to AT&T, and upon terms and conditions acceptable to the Company, except that such enrollment will be subject to the prior review and approval of AT&T in the event it involves the issuance of a "compliments of [sponsor]" Student Advantage Membership Card from any sponsor other than AT&T. In the event a Member becomes a Company Member pursuant to this Section 3.5, Company shall be permitted to treat such member as a Company Member and such member shall no longer be considered a Member for purposes of this Agreement effective the date of his/her enrollment in the Student Advantage Program.


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                                       9

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

4. EXCLUSIVITY

         4.1 Except as expressly stated in this Section 4, this Agreement is non-exclusive and does not prohibit either Party from entering into similar agreements with third parties involving identical, similar, or different products, services, and technologies.

         4.2 The Company may promote and market AT&T Services solely in the manner provided for by this Agreement, subject to compliance with Sections 7 and 2.1(a), to the extent such promotions and marketing relate to the Center; provided, however, that any Marketing Initiative by the Company to promote and market AT&T Services will be subject to the prior approval of AT&T. A Marketing Initiative for the purposes of this Section 4.2 is defined as (i) any marketing initiative that is materially different from prior marketing initiatives undertaken by the Company to promote or market AT&T Services; or (ii) any marketing initiative expected to generate unusually high volumes of sales or activations of AT&T Services compared with prior similar marketing initiatives of the Company. The Company will not include any marketing or promotional message in the Center for any other telephony products or services other than AT&T Services.

         4.3 For the period from the Effective Date through May 31, 2001, AT&T shall be the sole provider of free Student Advantage Program memberships to College Students in connection with the promotion of a telecommunications product or service that is competitive with AT&T Services, except for any Internet service provider providing Free ISP Service. Home, or a provider of multichannel video programming services, as defined in Section 1.3(vi) above (an "MVP"); provided, however, that if AT&T owns an interest in or has an existing relationship with an MVP in the same geographic market, then the Company will give the AT&T-owned or -affiliated MVP the first opportunity to become a provider of a free Student Advantage Program membership. On or after January 1, 2001, if the Company enters into an agreement, or has at any time entered into an agreement that is then currently in effect, with a party other than AT&T with respect to a telecommunications product or service competitive with AT&T Services in order to offer the free Student Advantage Program membership in connection with the marketing or promotion of such telecommunications products or services, the Company must give notice of such agreement to AT&T no later than 48 hours after execution of such agreement, whereupon AT&T will immediately have no further obligation to purchase additional AT&T/Student Advantage Program memberships under Section 2.4 or 2.5 of this Agreement. If AT&T decides not to purchase further memberships pursuant to this Section 4.3, it will promptly notify Company of its decision in writing. In the event Company elects to exercise its option to end the exclusivity under this Section 4.3, and AT&T has pre-paid for any Spring Memberships that have not been distributed, the Company will provide AT&T with a refund for such Spring Memberships within thirty days.

         4.4 During the term of this Agreement, the Company shall not include as a Merchant in the AT&T/Student Advantage Program any party that provides a service competitive with AT&T Services (excluding MVP Services); provided, however, that if the Company wishes to include an Internet service provider as a Merchant in the AT&T/Student Advantage Program, it may do so if it has first offered AT&T's Internet service the right to participate as a Merchant on substantially the same terms and conditions, and AT&T has declined. In the event that AT&T


AT&T /s/ HM   Student Advantage /s/ RS
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                                       10
does not respond within five (5) business days to an offer by Company under this
Section 4.4, AT&T shall be deemed to have declined.

5.       CONFIDENTIALITY AND PROTECTION OF INFORMATION

         5.1 Except as otherwise provided in this Agreement, any Information that is furnished, made available, or otherwise disclosed by one Party ("Disclosing Party") to the other Party ("Receiving Party") in consequence of the existence of this Agreement, shall be deemed and remain the property of the Disclosing Party.

         5.2 Unless Information was previously known to the Receiving Party free of any obligation to keep it confidential, or has been or is subsequently made public by any act not attributable to the Receiving Party, or has been agreed by the Disclosing Party in writing not to be regarded as confidential, and if the Information is marked as "confidential" or "proprietary" by an appropriate stamp, mark, or label thereon, or if orally disclosed, summarized in writing by the Disclosing Party, stamped or marked as "confidential" or "proprietary" and delivered to the Receiving Party within ten business days after such disclosure, it shall be deemed Confidential Information of the Disclosing Party and shall be held in confidence by the Receiving Party and shall be disclosed by the Receiving Party only to those of its employees who have a need for such Confidential Information to carry out this Agreement. Except as the Parties may otherwise agree in writing, Confidential Information: (a) shall be used only for the purpose of performing under this Agreement; (b) shall not be reproduced or copied, in whole or in part, except as necessary for use as authorized herein; and (c) shall, together with any copies thereof, be returned or destroyed when no longer needed or upon the termination or expiration of this Agreement, whichever occurs first.

         5.3 Confidential Information may be provided to third parties only upon written authorization of the Disclosing Party. Any third party to which Confidential Information is provided pursuant to such authorization of the Disclosing Party must agree in writing (a copy of which writing will be furnished to the Disclosing Party at its request) to the conditions respecting use of Confidential Information contained in Section 5.1 through 5.5 of this Agreement.

         5.4 The Receiving Party shall give prompt notice to the Disclosing Party of any demand by any third party to provide Confidential Information under lawful process prior to furnishing Confidential Information, and shall cooperate in seeking reasonable protective arrangements requested by the Disclosing Party. In addition, the Receiving Party may provide Confidential Information of the Disclosing Party requested by a government agency having jurisdiction over the Receiving Party, provided prompt notice of such request is given to the Disclosing Party and that the Receiving Party uses its best efforts to obtain protective arrangements satisfactory to the Disclosing Party, and provided further that the Disclosing Party may not unreasonably withhold approval of the protective arrangements.

         5.5 The Disclosing Party shall have the right to demand, upon unauthorized disclosure of any Confidential Information by the Receiving Party to a third party, the return of all Confidential Information disclosed to the Receiving Party, and that the Receiving Party use its reasonable efforts to obtain the return from the third party of all Confidential Information improperly disclosed, in addition to any other legal or equitable remedies the Disclosing Party


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                                       11
may have.

         5.6 The Parties acknowledge that the existence and terms of this Agreement constitute Confidential Information and are considered proprietary by Company and may be considered Proprietary by AT&T, and except as set forth in
Section 11.6, the Parties agree to limit distribution of this Agreement to those individuals in their respective organizations with a need to know the contents of this Agreement.

6.       INDEMNIFICATION

         6.1 To the extent not prohibited by law, each Party ("Indemnifying Party") shall defend, indemnify and hold harmless the other Party ("Indemnified Party") against any loss, cost, claim, liability, damage or expense (including reasonable attorneys' fees) relating to or arising out of:

         (a) the negligence or misconduct of the Indemnifying Party, its employees, agents, or contractors in the performance of this Agreement, including without limitation with respect to provision of the underlying service to customers (AT&T Services in the case of AT&T, and the products and services provided by Company in the case of Company); or

         (b) any failure of performance by the Indemnifying Party of its obligations under this Agreement; provided, however, that the liability of the Indemnifying Party for any loss, cost, claim, injury, liability, damage, or expense (including reasonable attorneys' fees), relating to or arising out of any act or omission (not involving gross negligence or knowing and willful misconduct) by the Indemnifying Party or its employees, agents, or contractors will be limited to the amount of the direct damages actually incurred as a result of such act or omission.

         6.2 In addition, the Company agrees, at all times, to defend, indemnify and hold AT&T, its affiliates, subsidiaries, franchisees and the officers, directors, agents and employees of each harmless from and against any and all loss, cost, claim, liability, damage or expense arising out of or based on: any claims, actions or proceedings, and any appeal, for libel, slander, invasion of privacy, infringement of copyright or license, piracy, plagiarism, idea misappropriation or unfair or improper trade practices or other wrongful business conduct, including, without limitation, conduct in violation of the laws and regulations of the Federal Trade Commission and analogous state agencies, by reason of: (a) the use of the Student Advantage Marks approved by Company pursuant to this Agreement in the broadcast, telecast or publication of promotional materials used in connection with the AT&T/Student Advantage Program or AT&T's marketing of the Company Offer; or (b) Company supplied broadcast, telecast or publication of promotional materials used in connection with the AT&T/Student Advantage Program or the Company Offer.

         6.3 The Indemnifying Party shall defend any action or suit brought against the Indemnified Party for any loss, cost, claim, liability, damage or expense including reasonable attorneys' fees relating to or arising out of the performance of this Agreement. The Indemnified Party shall notify the Indemnifying Party promptly in writing of any written claims, lawsuits or demands for which the Indemnified Party alleges that the Indemnifying Party is responsible


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                                       12
under this Section 6. The Indemnified Party shall cooperate in every reasonable manner with the defense or settlement of such claim, demand, or lawsuit the Indemnifying Party shall not be liable under this Section 6 for settlement by the Indemnified Party of any claim, demand or lawsuit unless the Indemnifying Party has approved the settlement in advance or unless the defense of the claim, demand or lawsuit has been tendered to the Indemnifying Party in writing and the Indemnifying Party has failed promptly to undertake the defense.

         6.4 No claims for indemnity under this Section 6 may be made more than two years after the right to recover under the foregoing indemnity provisions arise.

7.       LICENSE OF INTELLECTUAL PROPERTY

         7.1 APPROVAL OF USE OF MARKS. The Company understands and agrees that all marketing efforts which bear the AT&T trademarks, trade names, logos, color combination, insignia, or other appropriate marks and slogans (collectively the "AT&T Marks") or any reference to the offer by AT&T of a free Student Advantage Program membership (the "Company Offer"), are subject to review and approval by AT&T. AT&T agrees that it will review all such marketing materials in a timely fashion and shall notify the Company in writing of the results of such review within five days of its receipt of such materials. AT&T agrees that approval of the marketing materials shall not be unreasonably withheld. Notwithstanding the foregoing, in the event that AT&T fails to provide such written notice, within ten days of receipt by AT&T, AT&T agrees that such failure may be interpreted by the Company as approval by AT&T. Once material is approved by the Company or AT&T, as applicable, the marketing materials may be used repeatedly without need for further submission and approval, unless otherwise specifically stated in writing at the time of the initial approval.

         7.2 LICENSE FROM AT&T. AT&T hereby grants the Company a royalty-free, non-exclusive limited license to use the AT&T Marks; provided, however that such use shall be limited to the term of this Agreement and only upon the receipt of the approval of AT&T pursuant to Section 7.1 above. The Company agrees that it shall, in no way, contest or deny the validity of, or the right or title of AT&T or its affiliates in or to the AT&T Marks, and shall not encourage or assist others directly or indirectly to do so, during the term of this Agreement and thereafter. In addition, the Company shall not utilize the AT&T Marks in any manner which would diminish their value or harm the reputation of AT&T.

         7.3 LICENSE FROM THE COMPANY. The Company hereby grants AT&T a royalty-free, non-exclusive limited license to use the Company's trademarks, trade names, logos, color combination, insignia, or other appropriate marks and slogans (collectively the "SA Marks"); provided, however that such use shall be limited to the term of this Agreement, shall be solely for the purpose of including SA Marks on the AT&T/Student Advantage Membership Card and on the marketing materials relating to the Company Offer and only upon the receipt of the approval of the Company. AT&T agrees that it shall, in no way, contest or deny the validity of, or the right or title of the Company or its affiliates in or to the SA Marks, and shall not encourage or assist others directly or indirectly to do so, during the term of this Agreement and thereafter. In addition, AT&T shall not utilize the SA Marks in any manner which would diminish their value or harm the reputation of the Company.


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     ------                     ------

         7.4 OWNERSHIP OF MARKS. AT&T and the Company each understands and agrees that except for the rights granted in this Section 7, nothing in this Agreement creates any right, title or interest in the names, logos, trade names or trademarks of the other Party, including each of the Merchants, and that use of the other Party's names, logos, trade names, or trademarks including those of any Merchants shall inure to the benefit of the owner of such name, logo, trade names or trademarks.

8.       LIMITATION OF LIABILITY

         8.1 The liability, if any, of either Party to the other for any loss, cost, claim, injury, liability, damage or expense (including reasonable attorneys' fees) arising out of in the performance of or failure to perform its obligations under this Agreement shall be limited to the amount of direct damages actually incurred. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES OF ANY KIND WHATSOEVER, INCLUDING LOST PROFITS, EVEN IF ADVISED OF THE POSSIBILITY THEREOF.

         8.2 No claim under this Section 8, or any other claims with respect to this Agreement, may be made more than two years after the date of the event giving rise to such claim; provided, however, that claims for indemnity under the provisions of Section 6 hereof may be made within two years after the right to recover under such indemnity provisions arises.

9.       TERM AND TERMINATION

         9.1 This Agreement shall terminate on May 31, 2003, unless sooner terminated in accordance with this Section 9.

         9.2 Either the Company or AT&T may terminate this Agreement without cause and for any reason on or after May 1, 2001, by giving written notice of termination. Termination will take effect 30 days after delivery of the said written notice to the other Party.

         9.3 In the event that (a) AT&T shall fail to pay in full any amount due under this Agreement; or (b) AT&T materially breaches this Agreement, and such failure or breach shall remain uncured for 30 days after receipt of notice thereof from the Company, the Company shall have the right to terminate this Agreement, effective immediately upon delivery of notice of termination to AT&T.

         9.4 In the event that the Company materially breaches this Agreement, and such breach shall remain uncured for 30 days after receipt of notice thereof from AT&T, AT&T shall have the right to terminate this Agreement, effective immediately upon delivery of notice of termination to the Company

10.      DISPUTE RESOLUTION

         The parties shall follow these dispute resolution processes in connection with all disputes, controversies or claims, whether based on contract, tort, statute, fraud, misrepresentation or any other legal theory (hereinafter collectively "Disputes"), arising out of or relating to this


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                                       14

Agreement or the breach or alleged breach hereof, or to the marketing of AT&T Services pursuant to this Agreement, unless excepted in this Section 10.

         10.1 The parties will attempt to settle all Disputes through good faith negotiations. If those attempts fail to resolve the Dispute within forty-five days of the date of initial demand for negotiation, then the parties shall try in good faith to settle the Dispute by mediation conducted in New York under the Commercial Mediation Rules of the American Arbitration Association ("AAA"). Each party shall bear its own expenses; the parties shall equally share the filing and other administrative fees of the AAA and the expenses of the mediator. The parties shall be represented in the mediation by representatives having final settlement authority over the matter in dispute.

         10.2 Thereafter, any remaining Disputes not finally resolved at the mediation level shall be settled by binding arbitration in accordance with the then current Commercial Arbitration Rules of the AAA. Selection of one neutral arbitrator by the parties shall be from the AAA Panel list in accordance with the appointment rules of the AAA. Each party shall bear its own expenses; the parties shall equally share the filing and other administrative fees of the AAA and the expenses of the arbitrator. The decision of the arbitrator shall be final and binding on the parties and any award of the arbitrator may be entered in any Court having competent jurisdiction. The arbitrator shall determine the issues of arbitrability, but may not limit, expand or otherwise modify the terms of this Agreement nor have the power to award damages in excess of actual damages, such as punitive damages and damages excluded under the LIMITATION OF LIABILITY Section of this Agreement. The parties, their representatives, other participants and the mediator and arbitrator shall hold the existence, content and result of the mediation and arbitration in confidence. The Federal Arbitration Act, 9 U.S.C. Sections 1 to 14, shall govern the interpretation and enforcement of this Section.

         10.3 Disputes relating to: (a) any claim or dispute involving actual or threatened disclosure or misuse of either Party's Confidential Information or trade secrets; or (b) any claim or dispute involving the ownership, validity or use of either Party's Marks; or (c) either Party's compliance with the LICENSING OF INTELLECTUAL PROPERTY Section of this Agreement, a violation of which shall be deemed to cause the Mark holder irreparable harm for which damages would be inadequate, shall be exempt from the dispute resolution processes described in this Section 10 to the extent necessary to seek preliminary injunctive or other judicial relief in a court of competent jurisdiction.

11.      MISCELLANEOUS

         11.1 GOVERNING LAW. This Agreement shall be deemed to be a contract made under the internal laws of the State of New York, and the construction, interpretation and performance of this Agreement shall be governed by the laws of such State.

         11.2 RESPONSIBILITIES OF EACH PARTY. Each Party is an independent contractor, and has and hereby retains the right to exercise full control of and supervision over its own performance of its obligations under this Agreement and retains full control over the employment, direction, compensation and discharge of all employees assisting in the performance of such obligations.

         11.3 FORCE MAJEURE. Neither Party shall be liable for any delay or failure in performance of any part of this Agreement caused by a force majeure condition, including fires, strikes, embargoes, explosions, power blackouts, earthquakes, volcanic actions, floods, wars, water, the elements, labor disputes, civil disturbances, government requirements, civil or military


AT&T /s/ HM   Student Advantage /s/ RS
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                                       15
authorities, acts of God or a public enemy, inability to secure raw materials, inability to obtain transportation facilities, acts or omissions of transportation common carriers or other causes beyond its reasonable control, whether or not similar to the foregoing conditions. If any force majeure condition occurs, the Party whose performance fails or is delayed because of such force majeure condition shall give prompt notice to the other Party, and upon cessation of such force majeure condition, shall give like notice and commence performance hereunder as promptly as reasonably practicable.

         11.4 GOVERNMENTAL COMPLIANCE. Each Party shall comply with all applicable federal. state, country and local laws, regulations and codes and obtain permits and certificates where needed.

         11.5 CERTAIN STATE AND LOCAL TAXES. Any state or local excise, sales, or use taxes (excluding any taxes on income) resulting from the performance of this Agreement shall be borne by the Party upon which the obligation for payment is imposed under applicable law, even if the obligation to collect and remit such taxes is placed upon the other Party. Any such taxes shall be billed as separate items on applicable billing documents between the Parties. To the extent permitted by applicable law, the Party so obligated to pay any such taxes may contest the same in good faith and shall be entitled to the benefit of any refund, provided that such Party cannot permit any lien to exist on any assets of the other Party by reason of any such contest.

         11.6 PUBLICITY AND FILINGS. The Parties have mutually agreed upon the content of the public announcement attached hereto as EXHIBIT 11.6 which will be released after the Effective Date by the Company. No other press releases or public statements shall be issued by the Company or AT&T regarding the matter of this Agreement. Subject to the provisions of Section 5, the foregoing sentence shall in no way prevent either Party from supplying such information or making such statements relating to this Agreement, as may be required by any competent governmental authority, or as either Party may consider necessary or advisable in order to satisfy its legal, regulatory or stock market obligations. It is understood that applicable law may require the Parties to file this Agreement with governmental authorities. The Parties shall undertake, to the extent permitted by applicable law, to protect the proprietary nature of certain provisions of this Agreement as agreed by the Parties when making such filings, which agreement shall not be unreasonably withheld.

         11.7 AMENDMENTS; WAIVERS. Except as otherwise provided in this Agreement, no amendment or waiver of any provision of this Agreement, and no consent to any default under this Agreement, shall be effective unless the same is in writing and signed by an officer of the Party against whom such amendment, waiver or consent is claimed. In addition, no course of dealing or failure of a Party strictly to enforce any term, right or condition of this Agreement shall be construed as a waiver of such term, right or condition.

         11.8 NOTICES. Unless otherwise provided herein, all notices, requests and other communications required or provided for hereunder shall be in writing (including fax) and shall be given at the following addresses:

                  (a)      If to Company:
                           Student Advantage, Inc.


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                                       16

                           Attn: President and Chief Executive Officer
                           280 Summer Street
                           Boston, MA 02210
                           Fax: 617-912-2088
                           with a copy to:
                           Student Advantage, Inc.
                           Attn: General Counsel
                           280 Summer Street
                           Boston, MA  02210
                           Fax: 617-912-2028

                  (b)      If to AT&T:
                           Brian Sullivan
                           Division Manager, AT&T College MSO
                           AT&T Corp.
                           295 North Maple Avenue, Room 1240K2
                           Basking Ridge, NJ 07920
                           Fax: 908-221-4972
                           with a copy to:
                           Philip Weber
                           Senior Attorney
                           AT&T Corp.
                           295 North Maple Avenue, Room 3261D2
                           Basking Ridge, NJ 07920
                           Fax: 908-953-8360

Any such notice, request or other communication shall be effective (i) if given by mail, upon the earlier of receipt or the third business day after such communication is deposited in the United States mails, registered and certified, with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means including, without limitation, by air courier or fax, when delivered at the address specified herein. The Company and AT&T may change its address for notice purposes by notice to the other Party in the manner provided herein.

         11.9 ASSIGNMENT. No assignment of this Agreement shall be made by either Party without the written consent of the other Party; provided, however, that such consent is not required when the proposed assignment is to be made to any parent, subsidiary or parent, affiliate or successor of Party. In the event of an assignment to a parent, subsidiary, affiliate or successor of a Party, such Party shall remain fully liable for the assignee's performance and breach of any provisions hereof applicable to such Party. In the event of any other assignment made with the written consent of the other party, the assignee shall assume all liability of the assignor.

         11.10 EXCHANGE OF INFORMATION. Promptly following the qualification of a Member to receive a free membership under Section 2.4, AT&T shall provide the Company, via electronic transfer, the Member's full name, address at school, e-mail address, and the name of his or her college or university ("Basic Member Information"). AT&T may provide, at its discretion, certain further information listed below in section (a) pertaining to those Members. Basic Member Information, Member Information, and Additional Member Information (each as


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     ------                     ------
defined in this Section 11.10) shall be collectively referred to as "AT&T Member Information." The Company, at its expense, will compile, maintain and store in a database (the "Company Database"), all AT&T Member Information received from AT&T under this Section 11.10. The Company shall use the AT&T Member Information received by the Company only for the following purposes: (i) to fulfill memberships and otherwise carry out it obligations under this Agreement; (ii) to market and promote the Company's products and services; (iii) to market and promote and the products and services of Merchants (provided, however, that advertising in Company-owned or -operated media for non-Merchants' products and services that are not competitive with AT&T Services shall not be deemed to be a prohibited use of AT&T Member Information); and (iv) to provide Merchants with analytical information consisting of the number of Members who have utilized particular goods, services and/or discounts offered by a Merchant (individually, a "Merchant Offer"), or the number of Members who have utilized goods, services and/or discounts offered by all Merchants (the "Group Offer"), or the number of Members who are participating in the Company Offer. It is expressly agreed that such analytical information provided to Merchants shall not be in any way customer-specific by indicating any Members' name, address or telephone number, or distinguished by the type of AT&T Services. Further, the information provided to Merchants shall not indicate that any Member is an AT&T customer. Notwithstanding the foregoing, the Company may provide a Merchant with the names, addresses and telephone numbers only of Members who have redeemed the particular Merchant's Offer; provided, however, that such information may only be provided upon the Company's demonstration that a written agreement exists between the Merchant and the Company which requires such Basic Member Information to be kept confidential pursuant to the terms and conditions of
Section 5 hereof, not distributed, sold or leased to any third party and returned to the Company upon the earlier of the termination or expiration of either this Agreement or the agreement between the Company and the Merchant. Notwithstanding the foregoing, the Company may market and promote the products and services of an Internet service provider, or a provider of MVP services to the extent the Company has complied with Section 4.3 as it relates to MVPs.

         (a) AT&T shall use reasonable business efforts to obtain each Members'
(i) number of years in attendance at such college or university; (ii) residence address; (iii) school and residence telephone numbers; (iv) a channel code; (v) a product indicator; and (vi) an address indicator (collectively, the "Member Information"). In addition, AT&T, in its sole and absolute discretion, may collect: (i) Members' type of degree (2-year, 4-year or graduate); (ii) whether Member is a full or part-time student; (iii) year of graduation; and (iv) whether Member lives on-campus or off-campus while attending his or her college or university (collectively, "Additional Member Information"). It is expressly understood and agreed that the AT&T Member Information shall not contain any usage information; that is, it shall not contain or in any way indicate the frequency at which a Member has utilized, or the amount of usage a Member has generated with respect to, an AT&T Service. The AT&T Member Information AT&T provides to the Company is based upon the Information a College Student discloses to AT&T and therefore, it is understood by Company, that such AT&T Member Information may be incomplete or inaccurate.

         (b) The Company shall not sell, lease or distribute the AT&T Member Information received from AT&T to any third party, nor shall Company permit any third party access to the AT&T Member Information, provided the Company may contract with a third party to maintain


AT&T /s/ HM                 Student Advantage /s/ RS
     --------------------                     --------------------
the database containing the AT&T Member Information if such third party agrees to maintain the confidentiality of the AT&T Member Information in accordance with the terms of this Agreement.

         (c) At any time during the term of this Agreement, AT&T shall have the right to utilize the AT&T Member Information in the Company Database for marketing and analytical purposes. Within thirty days of AT&T's request, the Company shall provide AT&T with the requested data. Notwithstanding the foregoing, at the end of each academic year, on or about May 31 of each year of the term of this Agreement, the Company shall provide AT&T, via electronic transfer, a compilation of all AT&T Member Information contained in the Company Database.

         11.11 NO RIGHTS TO THIRD PARTIES. This Agreement shall not be deemed to provide third parties with any remedy, claim, right of action or other right. Subject to the above restrictions, the provisions of this Agreement shall be binding upon and shall inure to the benefit of the Parties and their permitted assigns and successors.

         11.12 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Parties concerning the subject matter hereof. Any prior agreements, representations, statements, negotiations, understandings, proposals and undertakings, oral or written, with respect to the subject matter expressly set forth in herein, not heretofore terminated, are hereby terminated.

         11.13 SURVIVAL OF OBLIGATIONS. Any liability or obligation of a Party to the other Party for acts or omissions prior to the cancellation or termination of this Agreement, any obligation of a Party under the provisions of the section entitled Indemnification, Confidentiality and Protection of Information, Limitation of Liability and any other provisions of this Agreement which, by their terms are contemplated to survive (or to be performed after) termination of this Agreement shall, in each case, survive cancellation or termination hereof.

         11.14 EXECUTED IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute one and the same instrument.

         11.15 HEADINGS. The headings of Sections of this Agreement have been inserted for convenience of reference only, and are not to be considered a part hereof, and will in no way define, modify or restrict the meaning or interpretation of the terms or provisions of this Agreement.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]


AT&T /s/ HM                 Student Advantage /s/ RS
     --------------------                     --------------------

         IN WITNESS WHEREOF, the Parties have executed this Agreement through their authorized representatives.

                                 STUDENT ADVANTAGE, INC.

                                 By:   /s/ Raymond V. Sozzi, Jr.
                                      -------------------------------
                                      Name:  Raymond V. Sozzi, Jr.
                                      Title: President and CEO

                                 AT&T CORP.

                                 By:   /s/ Howard E. McNally
                                      -------------------------------
                                      Name:  Howard E. McNally
                                      Title: President, Transaction Services and
                                             Senior Vice President-AT&T Consumer
                                             Services

         The following entities hereby execute this Agreement for the limited purpose of agreeing to and becoming bound by the provisions of Section 3.

                              STUDENT ADVANTAGE LLC

                                 By:   /s/ Raymond V. Sozzi, Jr.
                                      -------------------------------
                                      Name:  Raymond V. Sozzi, Jr.
                                      Title: President and CEO

                                 AT&T COMMUNICATIONS, INC.

                                 By:   /s/ Howard E. McNally
                                      -------------------------------
                                      Name:  Howard E. McNally
                                      Title: President, Transaction Services and
                                             Senior Vice President-AT&T Consumer
                                             Services




AT&T /s/ HM   Student Advantage /s/ RS

                                                                     EXHIBIT 1.6

          [GRAPHIC OF STUDENT ADVANTAGE MEMBERSHIP CARD APPEARS HERE]

                                    EXHIBIT A

                        AT&T RELEASE OF STUDENT ADVANTAGE

     AT&T Corp., a New York Corporation, on behalf of itself and its employees, agents, shareholders, officers, directors (in their individual and representative capacities), subsidiaries, predecessors, affiliates, parent corporations, if any, joint venturers, successors and assignors, heirs, executors, administrators and trustees ("AT&T Releasors"), hereby discharge and release Student Advantage, Inc., a Delaware corporation ("SA"), and SA's past and present employees, agents, shareholders, officers, directors (in their individual and representative capacities), subsidiaries, predecessors, affiliates, parent corporations, if any, joint venturers, successors and assignors, heirs, executors, administrators and trustees ("SA Releasees"), from any and all rights, claims, damages, actions, judgments, obligations, attorneys' fees, indemnities, subrogations, duties, demands, controversies or liabilities, at law or in equity, known or unknown, matured or unmatured, foreseeable or unforseeable, which the AT&T Releasors now have, ever had, or in the future may have against the SA Releasees by reason of any liability, act, matter, thing or circumstance whatsoever, existing at any time from the beginning of time until the execution of the Marketing and Membership Agreement between AT&T and SA executed simultaneously herewith (the "Marketing and Membership Agreement"). This Release shall expressly include, but is not limited to, any claims or choses in action whatsoever regarding the Marketing Agreement between AT&T and Student Advantage LLC effective February 1, 1998, and the Membership Agreement between Student Advantage LLC and AT&T Communications, Inc. dated February 1, 1997. This release shall except, however, the obligations specified in the Marketing and Membership Agreement.

                                   AT&T Corp.


                                   By:----------------------------
                                      (Signature)


                                      ----------------------------


                                      (Name and Title)


                                      --------------------------
                                      (Date Executed)

STATE OF NEW JERSEY )
                    )
COUNTY OF _________ )

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgements, appeared __________________, and who is personally known to me or who has produced ________________________________, as identification, and he or she executed the foregoing in my presence.

     WITNESS my hand and official seal in the State and County last aforesaid this ______ day of ___________, 2000.



                                    ---------------------------------
                                            (Signature)
                                    NOTARY PUBLIC, State of New Jersey
                                    Name:
                                    Commission No.
                                    My Commission Expires:

                                   EXHIBIT B

                        STUDENT ADVANTAGE RELEASE OF AT&T

     Student Advantage, Inc., a Delaware corporation, on behalf of itself and its employees, agents, shareholders, officers, directors (in their individual and representative capacities), subsidiaries, predecessors, affiliates, parent corporations, if any, joint venturers, successors and assignors, heirs, executors, administrators and trustees (the "SA Releasors"), hereby discharge and release AT&T Corp., a New York corporation ("AT&T") and AT&T's past and present employees, agents, shareholders, officers, directors (in their individual and representative capacities), subsidiaries, predecessors, affiliates, parent corporations, if any, joint venturers, successors and assignors, heirs, executors, administrators and trustees ("AT&T Releasees"), from any and all rights, claims, damages, actions, judgments, obligations, attorneys' fees, indemnities, subrogations, duties, demands, controversies or liabilities, at law or in equity, known or unknown, matured or unmatured, foreseeable or unforseeable, which the AT&T Releasors now has, ever had, or in the future may have against the AT&T Releasees by reason of any liability, act, matter, thing or circumstance whatsoever, existing at any time from the beginning of time until the execution of the Marketing and Membership Agreement between AT&T and SA executed simultaneously herewith (the "Marketing and Membership Agreement"). This release shall expressly include, but is not limited to, any claims or choses in action whatsoever regarding the Marketing Agreement between AT&T and Student Advantage LLC effective February 1, 1998, and the Membership Agreement between Student Advantage LLC and AT&T Communications, Inc. dated February 1, 1997. This release shall except, however, the obligations specified in the Marketing and Membership Agreement.


                                             Student Advantage, Inc.


                                             By:
                                                ------------------------------
                                                         (Signature)


                                                 -----------------------------
                                                       (Name and Title)



                                                 -----------------------------
                                                       (Date Executed)

STATE OF MASSACHUSETTS )
                       )
COUNTY OF ____________ )

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgements, appeared __________________, and who is personally known to me or who has produced ________________________________, as identification, and he or she executed the foregoing in my presence.

     WITNESS my hand and official seal in the State and County last aforesaid this ______ day of ___________, 2000.



                                    ---------------------------------
                                            (Signature)
                                    NOTARY PUBLIC, State of Massachusetts
                                    Name:
                                    Commission No.
                                    My Commission Expires:

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                                 EXHIBIT 2.2(a)


[STUDENT ADVANTAGE LOGO]

STUDENT ADVANTAGE MEDIA PROGRAM SUMMARY

[AT&T LOGO]


------------------------------------------------------------------------------------------------------------------------------------
                     ONLINE                                  TIMING*                       PRODUCTS FEATURED
====================================================================================================================================
Student Advantage Network Banner Impressions     8/1/2000 - 5/31/2001             August - December: Dial
(to run network wide at studentadvantage.com,                                     One/Wireless/World Net  January -
fansonly.com, getgrades.com and others at                                         May: International
Student Advantage's discretion)                                                   Calling/Prepaid
------------------------------------------------------------------------------------------------------------------------------------
Student Advantage Online Travel including        8/1/2000 - 5/31/2001             International Calling/PrePaid
Eurotrip.com, Budget Britain, Rail Connection
------------------------------------------------------------------------------------------------------------------------------------
88X31 Button on each channel of SA.com, Health,  8/1/2000 - 5/31/2001             August - December: Dial
Career, Campus & Social, Academic, Dating &                                       One/Wireless/World NetJanuary -
Relationships, News, Travel, Money                                                May: International
                                                                                  Calling/PrePaid
------------------------------------------------------------------------------------------------------------------------------------
Persistent Button Placement on Review.com        8/1/2000 - 5/31/2001             August - December: Dial
                                                                                  One/Wireless/World Net  January -
                                                                                  May: International
                                                                                  Calling/PrePaid
------------------------------------------------------------------------------------------------------------------------------------
88X31 on Holiday shopping, Back-to-school,       BTS - Aug-Nov: Holiday Nov-Dec;  Aug-Nov - Dial One ; Nov - Dec
Spring Break Revealed &  QPID pages of SA.com    QPID - Jan- Mar; SB - Jan-April  Wireless ; Jan-Feb - International
                                                                                  ; Jan-April - Pre-Paid
------------------------------------------------------------------------------------------------------------------------------------
FANSonly Home Page Exposure                      8/1/2000 - 5/31/2001             August - December: Dial
                                                                                  One/Wireless/World NetJanuary -
                                                                                  May: International
                                                                                  Calling/PrePaid
------------------------------------------------------------------------------------------------------------------------------------
Included in 4 shared non-AT&T Student Advantage                                   Fall - Wireless, Spring - Pre-Paid
membership informational emails
------------------------------------------------------------------------------------------------------------------------------------
2 Dedicated email blasts to non-AT&T members                                      Fall - Dial One, Spring - Wireless
------------------------------------------------------------------------------------------------------------------------------------
2 Shared email blasts                                                             Fall - WorldNet, Spring - Wireless
------------------------------------------------------------------------------------------------------------------------------------
Scholaraid Persistent 120X60 button placement                                     August - December: Dial
                                                                                  One/Wireless/World NetJanuary -
                                                                                  May: International
                                                                                  Calling/PrePaid
TOTAL ONLINE
====================================================================================================================================
                    PRINT***                                  TIMING                       PRODUCTS FEATURED
------------------------------------------------------------------------------------------------------------------------------------
One Insert supplied by AT&T in the annual guide  17-Aug                           Dial One/Wireless/World Net
of SAM Magazine
------------------------------------------------------------------------------------------------------------------------------------
I Spread in the annual guide of SAM Magazine     17-Aug                           Dial One/Wireless/World Net
------------------------------------------------------------------------------------------------------------------------------------
I Spread in each of the following three issues   Nov 15, Feb 12, April 16         (Nov 15 - Wireless),(Feb 12 -
of SAM Magazine                                                                   International Calling),  (April 16
                                                                                  - Prepaid)
TOTAL PRINT
------------------------------------------------------------------------------------------------------------------------------------
                   ON CAMPUS                                  TIMING                       PRODUCTS FEATURED
------------------------------------------------------------------------------------------------------------------------------------
Associate branding sponsor of the FALL 2000      August-November                  Dial One/Wireless/World Net
Gear-up tour
------------------------------------------------------------------------------------------------------------------------------------
Associate branding sponsor of the Spring Break   March - April                    International Calling, Pre-Paid
Tour
TOTAL ON-CAMPUS
------------------------------------------------------------------------------------------------------------------------------------
                VOICE MESSAGING                               TIMING                       PRODUCTS FEATURED
------------------------------------------------------------------------------------------------------------------------------------
Campus Direct Voice Messaging                    8/1/2000 - 5/31/2001
Total Voice Messaging Impressions
------------------------------------------------------------------------------------------------------------------------------------
TOTAL IMPRESSIONS FOR PROGRAM

                     ONLINE                            IMPRESSIONS**               SA RATE CARD CPM              SA RATE CARD COST
====================================================================================================================================
Student Advantage Network Banner Impressions            [**]                              $[**]                         $[**]
to run network wide at studentadvantage.com,
fansonly.com, getgrades.com and others at
Student Advantage's discretion)
------------------------------------------------------------------------------------------------------------------------------------
Student Advantage Online Travel including               [**]                              $[**]                         $[**]
Eurotrip.com, Budget Britain, Rail Connection
------------------------------------------------------------------------------------------------------------------------------------
88X31 Button on each channel of SA.com, Health,         [**]                              $[**]                         $[**]
Career, Campus & Social, Academic, Dating &
Relationships, News, Travel, Money

------------------------------------------------------------------------------------------------------------------------------------
Persistent Button Placement on Review.com               [**]                              $[**]                         $[**]



------------------------------------------------------------------------------------------------------------------------------------
88X31 on Holiday shopping, Back-to-school,              [**]                              $[**]                         $[**]
Spring Break Revealed &  QPID pages of SA.com

------------------------------------------------------------------------------------------------------------------------------------
FANSonly Home Page Exposure                             [**]                              $[**]                         $[**]



------------------------------------------------------------------------------------------------------------------------------------
Included in 4 shared non-AT&T Student Advantage         [**] (total)                      $[**]                         $[**]
membership informational emails
------------------------------------------------------------------------------------------------------------------------------------
2 Dedicated email blasts to non-AT&T members            [**] (total)                      $[**]                         $[**]
------------------------------------------------------------------------------------------------------------------------------------
2 Shared email blasts                                   [**] (total)                      $[**]                         $[**]
------------------------------------------------------------------------------------------------------------------------------------
Scholaraid Persistent 120X60 button placement           [**]                              $[**]                         $[**]


------------------------------------------------------------------------------------------------------------------------------------
TOTAL ONLINE                                            [**]                                                            $[**]
====================================================================================================================================
                    PRINT***                            IMPRESSIONS                SA RATE CARD CPM              SA RATE CARD COST
------------------------------------------------------------------------------------------------------------------------------------
One Insert supplied by AT&T in the annual guide         [**]                                                            $[**]
of SAM Magazine
------------------------------------------------------------------------------------------------------------------------------------
I Spread in the annual guide of SAM Magazine            [**]                                                            $[**]
------------------------------------------------------------------------------------------------------------------------------------
I Spread in each of the following three issues          [**] (total)                                                    $[**]
of SAM Magazine
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PRINT                                             [**]                                                            $[**]
------------------------------------------------------------------------------------------------------------------------------------
                   ON CAMPUS                            IMPRESSIONS                SA RATE CARD CPM              SA RATE CARD COST
------------------------------------------------------------------------------------------------------------------------------------
Associate branding sponsor of the FALL 2000             [**]  Schools                                                   $[**]
Gear-up tour
------------------------------------------------------------------------------------------------------------------------------------
Associate branding sponsor of the Spring Break          [**] Schools                                                    $[**]
Tour
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ON-CAMPUS                                         [**] Schools                                                    $[**]
------------------------------------------------------------------------------------------------------------------------------------
                VOICE MESSAGING                         IMPRESSIONS                SA RATE CARD CPM              SA RATE CARD COST
------------------------------------------------------------------------------------------------------------------------------------
Campus Direct Voice Messaging                           [**]                              $[**]                         $[**]
Total Voice Messaging Impressions                       [**]                                                            $[**]
------------------------------------------------------------------------------------------------------------------------------------
TOTAL IMPRESSIONS FOR PROGRAM                    [**] PLUS ON-CAMPUS                                                    $[**]

                     ONLINE                          AT&T RATE CARD CPM      AT&T COSTS      FALL COSTS     SPRING COSTS
====================================================================================================================================
Student Advantage Network Banner Impressions            $[**]                $[**]           $[**]            $[**]
(to run network wide at studentadvantage.com,
fansonly.com, getgrades.com and others at
Student Advantage's discretion)
------------------------------------------------------------------------------------------------------------------------------------
Student Advantage Online Travel including               $[**]                $[**]           $[**]            $[**]
Eurotrip.com, Budget Britain, Rail Connection
------------------------------------------------------------------------------------------------------------------------------------
88X31 Button on each channel of SA.com, Health,         $[**]                $[**]           $[**]            $[**]
Career, Campus & Social, Academic, Dating &
Relationships, News, Travel, Money

------------------------------------------------------------------------------------------------------------------------------------
Persistent Button Placement on Review.com               $[**]                $[**]           $[**]            $[**]



------------------------------------------------------------------------------------------------------------------------------------
88X31 on Holiday shopping, Back-to-school,              $[**]                $[**]           $[**]            $[**]
Spring Break Revealed &  QPID pages of SA.com

------------------------------------------------------------------------------------------------------------------------------------
FANSonly Home Page Exposure                             $[**]                $[**]           $[**]            $[**]



------------------------------------------------------------------------------------------------------------------------------------
Included in 4 shared non-AT&T Student Advantage         $[**]                $[**]           $[**]            $[**]
membership informational emails
------------------------------------------------------------------------------------------------------------------------------------
2 Dedicated email blasts to non-AT&T members            $[**]                $[**]           $[**]            $[**]
------------------------------------------------------------------------------------------------------------------------------------
2 Shared email blasts                                     Value Add          Value Add
------------------------------------------------------------------------------------------------------------------------------------
Scholaraid Persistent 120X60 button placement           $[**]                $[**]           $[**]            $[**]


------------------------------------------------------------------------------------------------------------------------------------
TOTAL ONLINE                                                                 $[**]           $[**]            $[**]
===================================================================================================================================
                    PRINT***                         AT&T RATE CARD CPM      AT&T COSTS      FALL COSTS     SPRING COSTS
One Insert supplied by AT&T in the annual guide                              $[**]           $[**]
of SAM Magazine
------------------------------------------------------------------------------------------------------------------------------------
I Spread in the annual guide of SAM Magazine                                 $[**]           $[**]
------------------------------------------------------------------------------------------------------------------------------------
I Spread in each of the following three issues                               $[**]           $[**]            $[**]
of SAM Magazine
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PRINT                                                                  $[**]           $[**]            $[**]
------------------------------------------------------------------------------------------------------------------------------------
                   ON CAMPUS                         AT&T RATE CARD CPM      AT&T COSTS      FALL COSTS     SPRING COSTS
------------------------------------------------------------------------------------------------------------------------------------
Associate branding sponsor of the FALL 2000                                  $[**]           $[**]
Gear-up tour
------------------------------------------------------------------------------------------------------------------------------------
Associate branding sponsor of the Spring Break                               $[**]                            $[**]
Tour
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ON-CAMPUS                                                              $[**]           $[**]            $[**]
------------------------------------------------------------------------------------------------------------------------------------
                VOICE MESSAGING                      AT&T RATE CARD CPM      AT&T COSTS      FALL COSTS     SPRING COSTS
Campus Direct Voice Messaging                           $[**]                $[**]           $[**]            $[**]
Total Voice Messaging Impressions                                            $[**]           $[**]            $[**]
------------------------------------------------------------------------------------------------------------------------------------
TOTAL IMPRESSIONS FOR PROGRAM                                                $[**]           $[**]            $[**]

                                                                         FALL DEADLINES
                                                  ----------------------------------------------------------------------------------
                     ONLINE                            COMMITMENT            START                 MATERIALS DUE
====================================================================================================================================
Student Advantage Network Banner Impressions             6/15/00             8/1/00                   7/27/00
(to run network wide at studentadvantage.com,
fansonly.com, getgrades.com and others at
Student Advantage's discretion)
------------------------------------------------------------------------------------------------------------------------------------
Student Advantage Online Travel including                6/15/00             8/1/00                   7/27/00
Eurotrip.com, Budget Britain, Rail Connection
------------------------------------------------------------------------------------------------------------------------------------
88X31 Button on each channel of SA.com, Health,          6/15/00             8/1/00                   7/14/00
Career, Campus & Social, Academic, Dating &
Relationships, News, Travel, Money

------------------------------------------------------------------------------------------------------------------------------------
Persistent Button Placement on Review.com                6/15/00             8/1/00                   7/14/00



------------------------------------------------------------------------------------------------------------------------------------
88X31 on Holiday shopping, Back-to-school,               6/15/00     Holiday 11/1/00, Back   Holiday 10/18/00, Back to
Spring Break Revealed &  QPID pages of SA.com                           to School 8/1/00           School 7/14/00

------------------------------------------------------------------------------------------------------------------------------------
FANSonly Home Page Exposure                              6/15/00             8/1/00                   7/14/00



------------------------------------------------------------------------------------------------------------------------------------
Included in 4 shared non-AT&T Student Advantage       30 Days Prior      Aug, Oct, Dec           7/24, 9/23, 11/22
membership informational emails
------------------------------------------------------------------------------------------------------------------------------------
2 Dedicated email blasts to non-AT&T members          30 Days Prior        September                  8/23/00
------------------------------------------------------------------------------------------------------------------------------------
2 Shared email blasts                                 30 Days Prior         November                  10/23/00
------------------------------------------------------------------------------------------------------------------------------------
Scholaraid Persistent 120X60 button placement            6/15/00             8/1/00                   7/27/00


------------------------------------------------------------------------------------------------------------------------------------
TOTAL ONLINE
====================================================================================================================================
                    PRINT***
------------------------------------------------------------------------------------------------------------------------------------
One Insert supplied by AT&T in the annual guide          6/15/00            8/17/00                    7/7/00
of SAM Magazine
------------------------------------------------------------------------------------------------------------------------------------
I Spread in the annual guide of SAM Magazine             6/15/00            8/17/00                    7/7/00
------------------------------------------------------------------------------------------------------------------------------------
I Spread in each of the following three issues           9/15/00            11/15/00                  10/19/00
of SAM Magazine
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PRINT
------------------------------------------------------------------------------------------------------------------------------------
                   ON CAMPUS
------------------------------------------------------------------------------------------------------------------------------------
Associate branding sponsor of the FALL 2000              7/3/00             8/20/00          Based on final components
Gear-up tour
------------------------------------------------------------------------------------------------------------------------------------
Associate branding sponsor of the Spring Break             NA                  NA                        NA
Tour
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ON-CAMPUS
------------------------------------------------------------------------------------------------------------------------------------
                VOICE MESSAGING
------------------------------------------------------------------------------------------------------------------------------------
Campus Direct Voice Messaging                            7/3/00              8/1/00                   7/14/00
Total Voice Messaging Impressions
------------------------------------------------------------------------------------------------------------------------------------
TOTAL IMPRESSIONS FOR PROGRAM

                                                                                  SPRING DEADLINES
                                                  ----------------------------------------------------------------------------------
                     ONLINE                               COMMITMENT                    START                    MATERIALS DUE
====================================================================================================================================
Student Advantage Network Banner Impressions               12/1/00                      1/1/01                      12/18/00
(to run network wide at studentadvantage.com,
fansonly.com, getgrades.com and others at
Student Advantage's discretion)
------------------------------------------------------------------------------------------------------------------------------------
Student Advantage Online Travel including                  12/1/00                      1/1/01                      12/18/00
Eurotrip.com, Budget Britain, Rail Connection
------------------------------------------------------------------------------------------------------------------------------------
88X31 Button on each channel of SA.com, Health,            12/1/00                      1/1/01                      12/11/00
Career, Campus & Social, Academic, Dating &
Relationships, News, Travel, Money

------------------------------------------------------------------------------------------------------------------------------------
Persistent Button Placement on Review.com                  12/1/00                      1/1/01                      12/11/00



------------------------------------------------------------------------------------------------------------------------------------
88X31 on Holiday shopping, Back-to-school,                 12/1/00             Spring Break 1/1/01,QPID      Spring Break 12/16/00,
Spring Break Revealed &  QPID pages of SA.com                                           1/1/01                   QPID 12/16/00

------------------------------------------------------------------------------------------------------------------------------------
FANSonly Home Page Exposure                                12/1/00                      1/1/01                      12/11/00



------------------------------------------------------------------------------------------------------------------------------------
Included in 4 shared non-AT&T Student Advantage         30 Days Prior                   April                       3/21/01
membership informational emails
------------------------------------------------------------------------------------------------------------------------------------
2 Dedicated email blasts to non-AT&T members            30 Days Prior                    May                        4/23/01
------------------------------------------------------------------------------------------------------------------------------------
2 Shared email blasts                                   30 Days Prior                    Feb                        1/23/01
------------------------------------------------------------------------------------------------------------------------------------
Scholaraid Persistent 120X60 button placement              12/1/00                      1/1/01                      12/18/00


------------------------------------------------------------------------------------------------------------------------------------
TOTAL ONLINE
====================================================================================================================================
                    PRINT***
------------------------------------------------------------------------------------------------------------------------------------
One Insert supplied by AT&T in the annual guide               NA                          NA                           NA
of SAM Magazine
------------------------------------------------------------------------------------------------------------------------------------
I Spread in the annual guide of SAM Magazine                  NA                          NA                           NA
------------------------------------------------------------------------------------------------------------------------------------
I Spread in each of the following three issues      Spring 1/05/01, Summer  Spring 2/12/01, Summer 4/16/01   Spring 1/12/01, Summer
of SAM Magazine                                             3/6/01                                                  3/16/01

TOTAL PRINT
------------------------------------------------------------------------------------------------------------------------------------
                   ON CAMPUS
------------------------------------------------------------------------------------------------------------------------------------
Associate branding sponsor of the FALL 2000                   NA                          NA                           NA
Gear-up tour
------------------------------------------------------------------------------------------------------------------------------------
Associate branding sponsor of the Spring Break             1/15/01                      3/1/01                   Based on final
Tour                                                                                                               components
TOTAL ON-CAMPUS
------------------------------------------------------------------------------------------------------------------------------------
                VOICE MESSAGING
------------------------------------------------------------------------------------------------------------------------------------
Campus Direct Voice Messaging                              12/1/00                      1/1/01                      12/11/00
Total Voice Messaging Impressions
====================================================================================================================================
TOTAL IMPRESSIONS FOR PROGRAM
------------------------------------------------------------------------------------------------------------------------------------


*   Timing is a function of ad impression delivery, not specified time periods.

** Exact number of impressions is flexible and can be increased or decreased at AT&T's discretion, assuming inventory availability

*** Student Advantage may, at its discretion, provide AT&T with an opportunity to insert promotional materials into the Student Advantage fulfillment package at a cost to be determined at a later date.

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE
         SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.
                                 EXHIBIT 2.3(a)
                            ESTIMATED STAFFING COSTS
                             FALL 2000 ACUS PROGRAM
                        FINAL PROGRAM BUDGET TBD 6/1/00




ACUS INITIATIVES                                                                                               FALL 2000
----------------                                                                                               ---------

1                       ACUS TABLING PROGRAM--MANAGEMENT FEES
4/1-11/15               1 Sr. Acct. Mgr x $[**]/hr x 15 hrs/wk x 32 wks                                          $[**]
4/1-12/15               1 Acct. Mgr. x $[**]/hr x 40 hrs/wk x 36 wks                                             $[**]
6/15-12/15              Assoc. Acct. Mgrs (2) x 40 hrs/wk x $[**]/hr x 26 wks                                    $[**]
6/15-11/15              Operations Team (4) x 10 hrs/wk x $[**]/hr x 22 wks                                      $[**]
                        Recruiting Team (2) x 15 hrs/wk x $[**]/hr x 14 wks                                      $[**]
                        Sub-Total                                                                                $[**]

2                       ACUS Tabling Program
8/15-10/15              450 Mktg Rep staff days x $[**]/day                                                      $[**]
8/15-10/15              $[**]/hr x 20 hrs/wk x 90 wks (student rep labor)                                        $[**]
8/15-9/15               40 Event Supervisor staff days x $[**]/day                                               $[**]
                        Sub-Total                                                                                $[**]

3                       ACUS Tabling Pass through
                         Training  - 19 MR's, 2 ES's, (airfare, hotel, meals, training supplies, etc.)           $[**]
                         Recruiting - 19 MR's, 2 ES's                                                            $[**]
                         Express Delivery/Fulfillment - AERO/Summit Logistics                                    $[**]
                         National Account Team Travel                                                            $[**]
                         Supplies - program bag, pens, etc.                                                      $[**]
                         Marketing Rep Travel - airfare, hotel, auto expense, per diem                           $[**]
                         Event Supervisor Site Visits                                                            $[**]
                         Printing - training manuals, supplemental training materials, etc.                      $[**]
                         Equipment Rental                                                                        $[**]

                         ACUS TABLING PROGRAM                                                                    $[**]


TOTAL ACUS COSTS                                                                                                 $[**]



ASSUMPTIONS                                 90 schools
Total Student Interactions                  135,000
Total MR Goal per day                       300
# of tabling days/events                    450
# of hotel nights                           630
# of MR's                                   19
# of weeks/MR                               5
Total Event Weeks                           90
# of Event Supervisors

COSTS NOT INCLUDED IN ABOVE BUDGET:

1.  GENERAL AT&T COSTS

Shipping for all programs to be billed to AT&T 3rd party
Bannerstands/briefcases Annually

2.  ACUS TABLING COSTS

Creative & Collateral (design and production)
Premiums
Supplies
Access and Site Fees

            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH
      THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.
                                 EXHIBIT 2.3(b)
                            ESTIMATED STAFFING COSTS
                               CAMPUS CARD EVENTS
                              SUMMER AND FALL 2000
                            FINAL BUDGET TBD 6/1/00





LINE ITEM                            DESCRIPTION                                                                      TOTAL COST
---------                            -----------                                                                   ----------------
MANAGEMENT FEES                                                                                                    JUNE 1 - DEC. 31
                                                                                                                   ----------------

Senior Account Manager                 $[**]/hr x 25 hrs./week x 32 weeks                                                $[**]
Account Manager                    $[**]/hr. x 40 hrs./week x 32 weeks x 2 ppl                                           $[**]
Associate Account Manager
  (also serve as EM's)              $[**]/hr.x 40 hrs./week x 32 weeks x 2ppl                                            $[**]
Operations Staff                  $[**]/hr.x 10 hrs./week x 32 weeks x 3 people                                          $[**]
Recruiting Staff                  $[**]/hr. X 6 hrs./week x 32 weeks x 4 people                                          $[**]

                      Subtotal                                                                                           $[**]


STAFF FEES
Staff: Event Managers
  (support during peak)           ($[**]/hr x 10hrs./day x (13) days x (15) Mass Events)+ ($[**]/hr. x 10hrs./dayx
                                    (8)days x (37) Mini E$[**])+$55/hr x 10hrs/day x (11) days x (22) Mini Events)       $[**]
Staff: Student Representatives    ($[**]/day x (5) SR's/event day x (150) Mass event days) + ($[**]/day x
                                    (3) SR's/event day x (361) Min$[**]nt days
                      Subtotal                                                                                           $[**]

 EXPENSES
Expenses: Travel - Airfare        ($[**]/flight x (15) Mass Events x (1) people) + ($[**]/flight x
                                    (59) Mini Events x (1) persons)                                                      $[**]
Expenses: Travel - Hotel          ($80/day x (14) days/event x (15) Mass Events x (1) rms) + ($80/day x
                                    (8) days/event x (37) Mini Event$[**]1) rms.)+($80/day x (11) days/event x
                                    (22) Mini Events x (1) rms.)

Expenses: Travel - Rental Vehicle $[**]/week x (128) weeks                                                              $[**]
Expenses: Travel - Gas/Tolls/
          Parking/Mileage         $ [**]/week x (128) weeks                                                             $[**]
Expenses: Per Diem                ($[**]/day x (225)days x (1)people) + ($[**]/day x (432)days x (1)people              $[**]
Expenses: Account Team Travel--
          Site Visits             $[**]/trip x (10) trips                                                               $[**]
Expenses: Supplies                Clipboards, stamps, pens, bins, event supplies                                        $[**]
Expenses: Recruiting              ($[**] x (28) event managers) + ($[**] x (76) event staff)                            $[**]
Expenses: Training                ($[**]/person x (28) Event Managers) + ( $[**] x (76) event staff)                    $[**]
Expenses: Ongoing Training,
          Development &
          FeedbacNewsletters,
          conference calls,
          ongoing training
          updates and motivation                                                                                       $[**]
Expenses: Administrative           Internet, Phone, Fax, Pager, etc. in field                                          $[**]
Expenses: Event Manager Uniforms   AT&T Supplies                                                                       $[**]
Expenses: Student and Dial
          1 Rep Uniforms           CampusWide Provides                                                                 $[**]
Expenses: Express Delivery         AT&T FedEx Account                                                                  $[**]
Expenses: Printing/Copying         In the field                                                                        $[**]
Expenses: Warehouse /
          Fulfillment              ($[**]/month x (10) months) - warehouse space for bannerstands, etc
                                      and event materials                                                              $[**]
                      Subtotal


TOTAL                                                                                                                  $[**]



COSTS NOT INCLUDED IN ABOVE BUDGET:

1.  GENERAL AT&T COSTS
Shipping for all programs to be billed to AT&T 3rd party
Delivery of event materials

2.  CAMPUS CARD TABLING COSTS
Dial-1 Staffing at Mass Events
Creative & Collateral (design and production)
Uniforms


Premiums
Supplies
Access and Site Fees

                                  EXHIBIT 11.6

                           STUDENT ADVANTAGE AND AT&T

     EXTEND AND RESTRUCTURE MEMBERSHIP AND MARKETING AGREEMENTS THROUGH 2003

BOSTON, JUNE 8, 2000 - STUDENT ADVANTAGE, Inc. (NASDAQ: STAD) announced today that it has restructured its membership and marketing agreements with AT&T, scheduled to terminate in June 2001, through a new integrated marketing agreement extending through May 2003.

The new agreement provides Student Advantage with an opportunity to transition its marketing efforts from the AT&T College Calling Card to a much broader offering of AT&T services. "The original AT&T/Student Advantage agreements have been very successful in terms of customer acquisition, product awareness and general visibility on college campuses nationwide," said Raymond Sozzi, Jr., CEO and President of Student Advantage, Inc. "We are excited to leverage our marketing expertise and proprietary distribution channels to promote a brand new set of AT&T products and services."

The new agreement also modifies the terms of AT&T's membership commitment. Under the previous two agreements, AT&T agreed to purchase 1,250,000 Student Advantage Memberships during the 2000-2001 academic year. Under the new agreement, AT&T's minimum membership purchase is lowered to 900,000 during the same period, at a reduced membership fee. However, the agreement minimally commits AT&T to a contract value of $9 million for the upcoming academic year by including multi-million dollar purchases of on- and off-line media, on-campus events and other marketing services from Student Advantage. In addition, Student Advantage will have the opportunity to generate acquisition bounties on AT&T services, which were not incorporated into the prior agreements. The new agreement also reduces certain exclusivity restrictions, thus allowing Student Advantage to execute valuable membership distribution agreements with other major college marketers that do not compete with AT&T.

"We look forward to building on Student Advantage's success at signing up AT&T Calling Card customers, by broadening the array of AT&T services sold to students through Student Advantage's unique and powerful marketing channels," said Brian Sullivan, AT&T's director of college marketing.

Addressing the new opportunities afforded by this agreement, Mr. Sozzi said, "This new agreement allows Student Advantage to expand our sales capabilities in high growth product and service categories for AT&T as well as accelerate our additional development of alternative partnerships for the distribution of the Student Advantage membership. We believe strongly that with our new relationship with AT&T, the pre-eminent brand and marketer in the student market, Student Advantage will continue to grow its leadership position and build upon the mutual successes we've had together."

ABOUT STUDENT ADVANTAGE

Founded in 1992, Student Advantage, Inc. (Nasdaq: STAD) is the leading offline and online portal to the higher education community. Student Advantage, Inc. reaches its constituents through its Student Services, University Services and Business Services groups. The overall mission of Student Advantage is to help students save money, work smarter, and make more informed life decisions.

Today, Student Advantage, Inc. reaches millions of students and counts over 1.85 million members enrolled in the Student Advantage(R) Membership Program. The Company has proprietary commerce relationships with more than 50 national retailers and 15,000 local participating locations in 125 cities throughout the country, including AT&T, Amtrak(R), Staples, Textbooks.com and Tower Records.

This announcement contains forward-looking statements, which are based on current expectations and involve a number of risks and uncertainties. There are a number of important factors that could cause actual results to differ materially from those expressed in any forward-looking statements made by Student Advantage. Investors are directed to consider the risks of the Company's historical reliance on its relationship with AT&T for revenue and membership distribution, the risks associated with developing new marketing and sales channels, the volatility of Internet stocks in general, the cyclical nature of Student Advantage's business and other risks and uncertainties discussed in documents filed by Student Advantage with the Securities and Exchange Commission including, without limitation, under "Risk Factors" set forth in Student Advantage's Quarterly Report on Form 10-Q and other periodic reports. We undertake no obligation to publicly release the result of any revisions to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.